                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                   FORM 8-K/A
                                    NUMBER 3

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



       Date of Report (Date of earliest event reported): November 30, 1995



                          GENESIS HEALTH VENTURES, INC.
                          ------- ------ --------- ----
             (Exact name of Registrant as specified in its charter)


          Pennsylvania                   1-11666                06-1132947
- -------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                              148 West State Street
                       Kennett Square, Pennsylvania 19348
                       ----------------------------------
          (Address of principal executive offices, including zip code)



  Registrant's telephone number, including area code:         (610) 444-6350
                                                              ----- --------

Item 7 is hereby amended as follows:

Item 7.  Financial Statements and Exhibits.

        (a) Financial Statements of businesses acquired.

            * Consolidating Balance Sheet of McKerley Entities as of December 31, 1994.

            * Consolidating Income Statement of McKerley Entities for the year ended December 31, 1994.

            * Financial Statements and Other Financial Information (Audited) McKerley Health Care Centers, Inc. Years ended December 31, 1994 and 1993

            * Financial Statements and Other Financial Information (Audited) McKerley Health Facilities For the period from March 11, 1994 (date of initial occupancy) to December 31, 1994

            * Financial Statements and Other Financial Information (Audited) McKerley Health Care Center-Concord Limited Partnership Years ended December 31, 1994 and 1993

            * Financial Statements and Other Financial Information (Reviewed) McKerley Pleasant View, Inc. Years ended December 31, 1994 and 1993

                Consolidated Balance Sheet of McKerley Entities as of November 30, 1995

                Consolidated Income Statement of McKerley Entities for the eleven months ended November 30, 1995

                Consolidating Balance Sheet of McKerley Entities as of November 30, 1995

                Consolidating Income Statement of McKerley Entities for the eleven months ended November 30, 1995

                Balance Sheet and Income Statement (Unaudited) McKerley Health Care Centers, Inc. Eleven months ended November 30, 1995

                Balance Sheet and Income Statement (Unaudited) McKerley Health Facilities Eleven months ended November 30, 1995

                Balance Sheet and Income Statement (Unaudited) McKerley Health Care Center-Concord Limited Partnership Eleven months ended November 30, 1995

            * Balance Sheet and Income Statement (Unaudited) McKerley Pleasant View, Inc. Eleven months ended November 30, 1995

        (b) Pro Forma Financial Information.

          **Pro Forma Condensed Consolidated Income Statement for the year ended
                September 30, 1995 and six months ended March 31, 1996

            Pro Forma Condensed Consolidated Balance Sheet as of September 30,
                1995


        (c) Exhibits.


        Number      Title

        *1. Purchase Agreement, dated August 18, 1995, by and among Genesis Health Ventures, Inc., a Pennsylvania corporation, Accumed, Inc., a New Hampshire corporation, McKerley Health Care Centers, Inc., a New Hampshire corporation, McKerley Health Care Center-Concord, Inc., a New Hampshire corporation, McKerley Health Facilities, a New Hampshire general partnership, McKerley Health Care Center-Concord, L.P., Forrest McKerley, James McKerley, Matthew McKerley and Charles Fanaras.

        *2.         Amendment Number One to Purchase Agreement, dated November
                    30, 1995.

        *3. Escrow Agreement, dated November 30, 1995, by and among the Principals, McKerley Health Care Centers, Inc. and Blank, Rome, Comisky & McCauley.

        *4.         Press Release, dated December 5, 1995.

        *5.         Consents of Ernst & Young LLP.

- --------------------------
*        Previously filed.
** Incorporated by reference to Amendment No. 1 to the Company's Current Report on Form 8K dated April 21, 1996.

                                McKERLEY ENTITIES
                                    COMBINED
                           Consolidated Balance Sheet
- -------------------------------------------------------------------------------

                                         November 30,                                                     November 30,
                                            1995                                                              1995
                                         ------------                                                     ------------
Assets                                                    Liabilities and stockholders' equity
Current assets:
  Cash & cash equivalents                 1,379,112       Current liabilities:
  Investments                                     0         Accounts payable                                 1,085,822
  Accounts receivable, net                4,837,079         Accrued wages and related amounts                2,493,718
  Third party settlements receivable              0         Deferred patient revenues                          664,313
  Inventory                                 523,537         Other accrued expenses                           4,730,106
  Due from affiliates                             0         State income taxes payable                          36,093
  Due from stockholder                            0         Current portion of long term debt                  732,286
  Other current assets                      647,865         Current portion of subordinated note                    (0)
                                        -----------                                                        -----------
Total current assets                      7,387,593       Total current liabilities                          9,742,337

Property, plant and equipment            40,742,339       Long term debt less current portion               34,943,389
Less accumulated depreciation             9,192,407       Subordinated note less current portion                    (0)
                                        -----------       Deferred income taxes                                 62,000
Net PPE                                  31,549,931
                                                          Stockholders' equity
Restricted cash in escrow                   981,023         Common stock                                        50,300
Deposits on leaseholds                    1,480,000         Additional paid in capital                       4,732,331
Due from stockholder                              0         Retained earnings                               (3,145,212)
Net deferred costs                        1,504,807                                                        -----------
Due from affiliates                              (0)                                                         1,637,419
                                        -----------         Less treasury stock held                         3,481,790
                                                          Total stockholders' equity                        (1,844,371)
                                                                                                           -----------
Total assets                             42,903,356       Total liabilities and stockholders' equity        42,903,356
                                        ===========                                                        ===========

                                McKERLEY ENTITIES
                                    COMBINED
                          Consolidated Income Statement
- -------------------------------------------------------------------------------

                                                Eleven Months Ended
                                                 November 30, 1995
                                               ---------------------

REVENUE:
  Private                                                17,153,503
  Medicare                                                3,283,830
  Medicaid                                               30,202,269
  VA                                                        449,350
  Pharmacy                                                        0
  Homecare                                                1,246,555
  Management Fees                                             6,457
  Other                                                     132,682
                                               ---------------------
    Total Net Revenues                                   52,474,647

OPERATING EXPENSES:
  Nursing                                                18,171,220
  Dietary                                                 4,876,915
  Household & property                                    6,325,734
  Ancillary                                               2,973,544
  General & administrative                               14,262,216
  Other expense                                           1,389,849
                                               ---------------------
    Total Operating expenses                             47,999,477

EBITDAR                                                   4,475,170

Lease/Rent Expense                                        2,528,678

EBITDA                                                    1,946,492

Depreciation & Amortization                               1,742,375

EBIT                                                        204,117

Net Interest                                              3,897,007

Pre-tax Income before Management Fee
  & Related Party Rent Premium                           (3,692,891)

Mgt Fee & Related Party Rent Premium                             (0)

Pre-tax Income                                           (3,692,891)

                                McKERLEY ENTITIES
                                    COMBINED
                           Consolidated Balance Sheet
- -------------------------------------------------------------------------------

                                                                                  November 30, 1995
                                                    ---------------------------------------------------------------------------
                                                      McKerley            McKerley                  McKerley         McKerley
                                                     Health Care           Health                     HCC-             HCC-
                                                    Centers, Inc.        Facilities               Concord, Inc.   Concord, L.P.
                                                    -------------        ----------               -------------   -------------
Assets
Current assets:
  Cash & cash equivalents                              135,002              797,453                    0              446,658
  Investments                                                                     0                    0
  Accounts receivable, net                           4,837,079                                         0                    0
  Third party settlements receivable
  Inventory                                            523,537                                         0
  Due from affiliates                                        0                                                              0
  Due from stockholder                                       0
  Other current assets                                 502,287              122,195                    0               23,384
                                                    ----------           ----------           ----------           ----------
Total current assets                                 5,997,904              919,647                    0              470,042

Property, plant and equipment                       14,950,481           16,180,205                    0            9,611,654
Less accumulated depreciation                        4,601,126            3,642,002                    0              949,279
                                                    ----------           ----------           ----------           ----------
Net PPE                                             10,349,354           12,538,203                    0            8,662,374

Restricted cash in escrow                              981,023                                         0
Deposits on leaseholds/Investmnt in LP               1,938,750                                       188                    0
Due from stockholder                                         0                    0
Net deferred costs                                     967,048               30,682                    0              507,077
Due from affiliates                                          0            2,158,669                                       679
                                                    ----------           ----------           ----------           ----------
Total assets                                        20,234,080           15,647,201                  188            9,640,173
                                                    ==========           ==========           ==========           ==========
Liabilities and stockholders' equity

Current liabilities:
  Accounts payable                                   1,085,822                                         0                    0
  Accrued wages and related amounts                  2,493,718                                         0
  Deferred patient revenues                            664,313
  Other accrued expenses                             3,996,888              665,592                    0               67,625
  State income taxes payable                            36,093                    0
  Current portion of long term debt                    694,579                    0                    0               37,707
  Current portion of subordinated note                       0
                                                    ----------           ----------           ----------           ----------
Total current liabilities                            8,971,413              665,592                    0              105,332

Long term debt less current portion                 12,390,759           13,560,555                    0            8,992,076
SNLCP/Due to Affiliate                               2,158,669                                       679
Deferred income taxes                                        0               62,000
Due to affiliates                                                                                      0                    0

Stockholders' equity
  Common stock                                          50,300                                         0
  Additional paid in capital                         4,732,331                                         0
  Retained earnings                                 (4,587,601)           1,359,054                 (491)             542,764
                                                    ----------           ----------           ----------           ----------
                                                       195,030            1,359,054                 (491)             542,764
  Less treasury stock held                          (3,481,790)
                                                    ----------           ----------           ----------           ----------
Total stockholders' equity                          (3,286,760)           1,359,054                 (491)             542,764
                                                    ----------           ----------           ----------           ----------
Total liabilities and stockholders' equity          20,234,080           15,647,201                  188            9,640,173
                                                    ==========           ==========           ==========           ==========

                                                                                                            McKerley
                                                              Eliminating Entries                         Consolidated
                                                ------------------------------------------------------    ------------
Assets
Current assets:
  Cash & cash equivalents                                                                                   1,379,112
  Investments                                                                                                       0
  Accounts receivable, net                                                                                  4,837,079
  Third party settlements receivable                                                                                0
  Inventory                                                                                                   523,537
  Due from affiliates                                                                                               0
  Due from stockholder                                                                                              0
  Other current assets                                                                                        647,865
                                                                                                          -----------
Total current assets                                                                                        7,387,593

Property, plant and equipment                                                                              40,742,339
Less accumulated depreciation                                                                               9,192,407
                                                                                                          -----------
Net PPE                                                                                                    31,549,931

Restricted cash in escrow                                                                                     981,023
Deposits on leaseholds/Investmnt in LP           (458,938)                                                  1,480,000
Due from stockholder                                                                                                0
Net deferred costs                                                                                          1,504,807
Due from affiliates                                           (2,158,66)a                (679)a                    (0)
                                                                                                          -----------
Total assets                                                                                               42,903,356
                                                                                                          ===========

Liabilities and stockholders' equity

Current liabilities:
  Accounts payable                                                                                          1,085,822
  Accrued wages and related amounts                                                                         2,493,718
  Deferred patient revenues                                                                                   664,313
  Other accrued expenses                                                                                    4,730,106
  State income taxes payable                                                                                   36,093
  Current portion of long term debt                                                                           732,286
  Current portion of subordinate                                                                                    0
                                                                                                          -----------
Total current liabilities                                                                                   9,742,337

Long term debt less current portion                                                                        34,943,389
SNLCP/Due to Affiliate                                        (2,158,669)a               (679)a                    (0)
Deferred income taxes                                                                                          62,000
Due to affiliates                                                                                                   0

Stockholders' equity
  Common stock                                                                                                 50,300
  Additional paid in capital                                                                                4,732,331
  Retained earnings                              (458,938)                                                 (3,145,212)
                                                                                                          -----------
                                                                                                            1,637,419
  Less treasury stock held                                                                                 (3,481,790)
                                                                                                          -----------
Total stockholders' equity                                                                                 (1,844,371)
                                                                                                          -----------
Total liabilities and stockholders' equity                                                                 42,903,356
                                                                                                          ===========


a Entry to eliminate Due to/Due from Affiliate Balances b Entry to eliminate Investment in McKerley HCC-Concord, LP

                                McKERLEY ENTITIES
                                    COMBINED
                          Consolidated Income Statement
- -------------------------------------------------------------------------------

                                                   Unaudited Eleven Months Ended November 30, 1995
                                         -------------------------------------------------------------------
                                            McKerley          McKerley           McKerley       McKerley
                                          Health Care          Health              HCC-           HCC-
                                         Centers, Inc.       Facilities         Concord, Inc.  Concord, L.P.
                                         -------------       ----------         -------------  -------------    ---------
Total Revenues                              52,404,979        2,476,641                0        1,388,000       (38,590)a

Costs &  Expenses:
  Nursing services                          18,171,220
  Special services                           4,515,001                0
  Dietary                                    4,876,915                0
  Household & property                      12,362,774                0
  Ancillary
  Administrative & general                  14,177,751                0
  Other expense                                                 169,027                            11,850
  Lease/rent expense
  Depreciation & amortization                  728,955          509,163                0          504,257
  Interest                                   1,649,834        1,497,697                0          788,067       (38,590)a
  Management fee & related party rent
                                            ----------       ----------        ---------       ----------    ----------
Total costs & expenses                      56,482,450        2,175,887                0        1,304,067

Pre-tax income                              (4,077,471)         300,754                0           83,826             0


                                                                                                                        McKerley
                                                                                                                      Consolidated
                                       -----------------------------------------------------------------------------  ------------
Total Revenues                          (1,388,000)b                     (2,415,849)c                      47,466 d     52,474,647

Costs &  Expenses:
  Nursing services                                                                                              0 d     18,171,220
  Special services                                                                                     (4,515,001)d              0
  Dietary                                                                                                                4,876,915
  Household & property                                  (1,388,000) b        25,759 c   (2,415,849)c   (2,258,950)d      6,325,734
  Ancillary                                                                                             2,973,544 d      2,973,544
  Administrative & general                        0 b                        97,766 c       29,387        (42,689)d     14,262,215
  Other expense                                                            (169,027)c                   1,377,999 d      1,389,849
  Lease/rent expense                        (11,850)b       11,850 b                                    2,528,678 d      2,528,678
  Depreciation & amortization              (504,257)b      504,257         (509,137)c      509,137 c                     1,742,375
  Interest                                  788,067 b      788,067 b     (1,476,283)c    1,476,283 c                     3,897,007
  Management fee & related party rent       (83,826)b       83,826 b       (384,927)c      401,042 c      (16,115)d              0
                                                                                                                        ----------
Total costs & expenses                                                                                                  56,167,536

Pre-tax income                                    0             (0)               0             (0)            (0)      (3,692,889)


a Entry to eliminate interest income/expense shareholder/partner notes payable/
  receivable MHF/MPV
b Entry to reclassify & eliminate MHCC-CLP related party revenue & expenses c Entry to reclassify & eliminate MHF related party revenue & expenses d Entry to reclassify MHCC expenses

McKERLEY HEALTH CARE CENTERS, INC.
BALANCE SHEET


ASSETS                                         November 30, 1995    LIABILITIES AND STOCKHOLDERS' EQUITY         November 30, 1995
                                               -----------------                                                 -----------------
CURRENT ASSETS                                                      CURRENT LIABILITIES
   CASH AND CASH EQUIVALENTS                    $   135,001.87      ACCOUNTS PAYABLE                              $ 1,085,821.67
     ACCOUNTS RECEIVABLE, LESS ALLOWANCE FOR                        ACCRUED SALARIES, WAGES AND RELATED AMOUNTS     2,493,718.01
     DOUBTFUL ACCOUNTS of $54,179 IN 1995,                           RESIDENT DEPOSITS                                664,312.65
     1994, 1993,1992, AND 1991                    4,837,078.59       OTHER ACCRUED EXPENSES                         3,996,888.37
   DUE FROM AFFILIATES                                    0.00       DUE TO THIRD PARTY PAYORS                              0.00
   INVENTORY OF SUPPLIES                            523,536.99       INCOME TAXES PAYABLE                              36,093.00
   RECEIVABLE MEDICARE
   RECEIVABLE STATE NH/VT
   DUE FROM STOCKHOLDER-SHORT TERM                        0.00       CURRENT PORTION OF LONG TERM DEBT                694,579.32
   REFUNDABLE FEDERAL INCOME TAXES                        0.00       CURRENT PORTION OF SUBORDINATED
   PREPAID EXPENSES AND OTHER CURRENT ASSETS        502,286.59        NOTE OBLIGATION                                       0.00
                                                --------------                                                     -------------
                       TOTAL CURRENT ASSETS       5,997,904.04                 TOTAL CURRENT LIABILITIES            8,971,413.02




PROPERTY, PLANT AND EQUIPMENT                                    LONG TERM DEBT, LESS CURRENT PORTION              12,390,758.53
   LAND AND IMPROVEMENTS                          2,082,497.86
   BUILDING AND IMPROVEMENTS                      9,732,007.20   DEFERRED INCOME TAXES                                      0.00
   EQUIPMENT, FURNITURE AND FIXTURES              3,135,975.46
                                                --------------   SUBORDINATED NOTE OBLIGATION                               0.00
                                                 14,950,480.52   DUE TO AFFILIATES                                  2,158,668.54

   LESS ALLOWANCES FOR DEPRECIATION
     AND AMORTIZATION                             4,601,126.30   STOCKHOLDERS' EQUITY
                                                --------------      COMMON STOCK, $10 PAR VALUE, 15,000 SHARES
                                                 10,349,354.22        AUTHORIZED, 5,000 SHARES ISSUED                  50,300.00
                                                                    ADDITIONAL PAID-IN CAPITAL                      4,732,330.78
                                                                    RETAINED EARNINGS                              (4,587,601.21)
                                                                                                                   -------------
OTHER ASSETS                                                                                                          195,029.57
   RESTRICTED CASH IN ESCROW                        981,023.49
   DUE FROM STOCKHOLDER-LONG TERM                         0.00
   DEPOSITS ON LEASEHOLDS/INVESTMENT IN L.P.      1,938,750.00      LESS COST OF 825 SHARES OF COMMON STOCK
   DEFERRED COSTS, NET OF AMORTIZATION              967,047.91        HELD IN TREASURY                             (3,481,790.00)
   DUE FROM AFFILIATES                                    0.00                                                     -------------
                                                --------------                                                     (3,286,760.43)
                                                  3,886,821.40                                                     -------------
                                                --------------                 TOTAL LIABILITIES                   20,234,079.66
                             TOTAL ASSETS        20,234,079.66                                                     =============
                                                ==============

McKERLEY HEALTH CARE CENTERS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS

                                                   Eleven Months           Year Ended
                                                      11/30/95              12/31/94
                                                      --------              --------
PATIENT SERVICE REVENUES:

   ROUTINE SERVICES                              $   63,594,722.50     $   63,582,449.58
   SPECIAL SERVICES                                   5,735,519.86          3,781,138.54
                                                 -----------------     -----------------
                                                     69,330,242.36         67,363,588.12
   DEDUCTIONS FROM REVENUES                          16,994,734.90         16,004,821.70
                                                 -----------------     -----------------
               NET PATIENT SERVICE REVENUE           52,335,507.46         51,358,766.42
OTHER REVENUES                                           69,471.34             41,905.42
                                                 -----------------     -----------------
                              NET REVENUES           52,404,978.80         51,400,671.84



COSTS AND EXPENSES:

   NURSING SERVICES                                  18,171,220.07         17,801,465.02
   SPECIAL SERVICES                                   4,515,001.17          3,539,984.66
   DIETARY                                            4,876,914.56          4,714,274.10
   HOUSEHOLD AND PROPERTY                            12,362,773.99         12,180,661.76
   ADMINISTRATIVE AND GENERAL                        14,177,751.16         10,492,275.93
   DEPRECIATION AND AMORTIZATION                        728,954.96            639,713.06
   INTEREST                                           1,649,833.81          1,183,794.97
                                                 -----------------     -----------------
                  TOTAL COSTS AND EXPENSES           56,482,449.72         50,552,169.50
                                                 -----------------     -----------------

                INCOME BEFORE INCOME TAXES           (4,077,470.92)           848,502.34


PROVISION FOR INCOME TAXES                              (88,389.00)            21,551.00
                                                 -----------------     -----------------
                         NET INCOME (LOSS)           (3,989,081.92)           826,951.34
                                                 -----------------     -----------------
RETAINED EARNINGS AT BEGINNING OF YEAR                6,048,162.65          5,221,211.31
                                                 -----------------     -----------------
  1/1/95 MPV, INC. MERGER INTO MHCC, INC             (4,378,106.37)
  NOVEMBER 1995 CLOSING ENTRIES                      (2,268,575.57)
RETAINED EARNINGS AT END OF YEAR                     (4,587,601.21)         6,048,162.65
                                                 =================     =================

McKERLEY HEALTH FACILITIES
BALANCE SHEET

                                                November 30, 1995    December 31, 1994
                                                -----------------    -----------------
ASSETS
PROPERTY, PLANT AND EQUIPMENT
    LAND                                       $    1,337,871.08    $    1,395,037.90
    BUILDINGS AND IMPROVEMENTS                     12,613,783.98        12,037,315.27
    EQUIPMENT                                       2,228,549.49         2,107,243.09
                                               -----------------    -----------------
                                                   16,180,204.55        15,539,596.26
    LESS ACCUMULATED DEPRECIATION                   3,642,001.64         3,426,595.72
                                               -----------------    -----------------
                                                   12,538,202.91        12,113,000.54


OTHER ASSETS
    CASH & INVESTMENTS                                797,452.55           576,352.55
    DUE FROM AFFILIATES                             2,158,668.54         1,824,814.49
    NOTES RECEIVABLE FROM PARTNERS                          0.00           807,251.67
    OTHER NOTES RECEIVABLE                            120,000.00           120,000.00
    DEFERRED CHARGES, NET OF ACCUMULATED
        AMORTIZATION                                   30,682.38            38,543.73
    INVESTMENTS, AT COST, WHICH
        APPROXIMATES MARKET VALUE                           0.00            75,000.00
    OTHER                                               1,093.71           222,751.05
    STATE INCOME TAX RECEIVABLE                         1,101.00                 0.00
                                                    3,108,998.18         3,664,713.49
                                               -----------------    -----------------
                                                   15,647,201.09        15,777,714.03
                                               =================    =================



LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
    NOTE PAYABLE                                            0.00                 0.00
    LONG-TERM DEBT                                 13,560,554.86        13,626,945.88
    ACCRUED EXPENSES                                  665,591.81           117,264.05
    DEFERRED STATE INCOME TAXES PAYABLE                62,000.00            62,000.00
                                               -----------------    -----------------
                                                   14,288,146.67        13,806,209.93

PARTNERS' CAPITAL                                   1,359,054.42         1,971,504.10
                                               -----------------    -----------------
TOTAL LIABILITIES & PARTNER'S CAPITAL              15,647,201.09        15,777,714.03
                                               =================    =================

McKERLEY HEALTH FACILITIES
STATEMENTS OF OPERATIONS AND PARTNERS' CAPITAL

                                                   Eleven Months
                                                      Ended         Year Ended
                                                     11/30/95         12/31/94
                                                  -------------     -------------
REVENUES:
    RENTAL INCOME                                 $2,415,848.53     $2,510,685.15
    INTEREST INCOME                                   56,189.42         61,298.64
    OTHER INCOME                                       4,603.27         20,710.58
                                                  -------------     -------------
                                                   2,476,641.22      2,592,694.37



OPERATING EXPENSES:
    INTEREST                                       1,497,697.09      1,417,051.67
    DEPRECIATION AND AMORTIZATION                    509,163.45        670,998.01
    OTHER EXPENSES                                   169,026.68         45,747.23
                                                  -------------     -------------
                TOTAL OPERATING EXPENSES           2,175,887.22      2,133,796.91
                                                  -------------     -------------
          INCOME BEFORE INCOME TAXES                 300,754.00        458,897.46


PROVISION FOR STATE INCOME TAXES:
    CURRENT                                           27,497.00         21,000.00
    DEFERRED                                               0.00          4,000.00
                                                      27,497.00         25,000.00
                                                  -------------     -------------
                             NET INCOME              273,257.00        433,897.46

PARTNERS' CAPITAL AT BEGINNING OF YEAR             1,971,504.10      1,648,193.50

DISTRIBUTIONS TO PARTNERS                           (885,706.68)      (110,586.86)
                                                  -------------     -------------

PARTNERS' CAPITAL AT END OF YEAR                   1,359,054.42      1,971,504.10
                                                  =============     =============

BALANCE SHEET
McKERLEY HEALTH CARE CENTER-CONCORD, LIMITED PARTNERSHIP


                                                  Eleven Months
                                                      Ended           Year Ended
ASSETS                                              11/30/95           12/31/94
                                                    --------           --------
PROPERTY, PLANT AND EQUIPMENT
    LAND AND IMPROVEMENTS                      $   1,053,519.44         967,339.58
    BUILDINGS AND IMPROVEMENTS                     7,508,394.61       7,469,329.61
    EQUIPMENT                                      1,049,739.67       1,034,514.32
                                               ----------------      -------------
                                                   9,611,653.72       9,471,183.51
    LESS ACCUMULATED DEPRECIATION                    949,279.46         461,590.28
                                               ----------------      -------------
                                                   8,662,374.26       9,009,593.23


OTHER ASSETS
    CASH                                             446,657.84         172,180.42
    DUE FROM AFFILIATES                                  679.30         174,746.30
    NOTES RECEIVABLE                                       0.00               0.00
    OTHER NOTES RECEIVABLE                                 0.00               0.00
    DEFERRED CHARGES, NET OF ACCUMULATED
        AMORTIZATION                                 507,077.10         523,644.85
    INVESTMENTS, AT COST, WHICH
        APPROXIMATES MARKET VALUE                          0.00               0.00
    OTHER                                             23,384.16          25,711.83
    STATE INCOME TAX RECEIVABLE                            0.00               0.00
                                                     977,798.40         896,283.40
                                               ----------------      -------------
                                                   9,640,172.66       9,905,876.63
                                               ================      =============

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
    DUE TO AFFILIATE                                       0.00          91,679.68
    NOTE PAYABLE                                           0.00         226,183.00
    LONG-TERM DEBT                                 9,029,782.95       9,061,273.28
    ACCRUED EXPENSES                                  67,625.36          67,802.65
    DEFERRED STATE INCOME TAXES PAYABLE                    0.00               0.00
                                               ----------------      -------------
                                                   9,097,408.31       9,446,938.61

PARTNERS' CAPITAL                                    542,764.35         458,938.02
                                               ----------------      -------------
                                                   9,640,172.66       9,905,876.63
                                               ================      =============

STATEMENTS OF OPERATIONS AND PARTNERS' CAPITAL
McKERLEY HEALTH CARE CENTER-CONCORD, LIMITED PARTNERSHIP

                                                  Eleven Months
                                                     Ended             Year Ended
                                                    11/30/95            12/31/94
                                                  -------------        -----------
REVENUES:
    RENTAL INCOME                                $ 1,388,000.00       1,129,746.30
    INTEREST INCOME                                        0.00               0.00
    OTHER INCOME                                           0.00               0.00
                                                 --------------      -------------
                                                   1,388,000.00       1,129,746.30



OPERATING EXPENSES:
    INTEREST & MIP                                   788,066.74         625,696.13
    DEPRECIATION AND AMORTIZATION                    504,256.93         456,962.54
    OTHER EXPENSES                                    11,850.00          38,249.61
                                                 --------------      -------------
                TOTAL OPERATING EXPENSES           1,304,173.67       1,120,908.28
                                                 --------------      -------------
          INCOME BEFORE INCOME TAXES                  83,826.33           8,838.02


PROVISION FOR STATE INCOME TAXES:
    CURRENT                                                0.00               0.00
    DEFERRED                                               0.00               0.00
                                                 --------------      -------------
                                                           0.00               0.00
                                                 --------------      -------------
                     NET INCOME                       83,826.33           8,838.02

PARTNERS' CAPITAL AT BEGINNING OF YEAR               458,938.02         450,100.00

DISTRIBUTIONS TO PARTNERS                                  0.00               0.00
                                                 --------------      -------------

PARTNERS' CAPITAL AT END OF YEAR                     542,764.35         458,938.02
                                                 ==============      =============

                 Pro Forma Condensed Consolidated Balance Sheet
                                  (Unaudited)


The following unaudited pro forma condensed consolidated balance sheet includes the historical consolidated condensed balance sheet of the Company at September 30, 1995 and the historical consolidated condensed balance sheet of McKerley at November 30, 1995 and the pro forma adjustments to reflect the McKerley Transaction as if it had occurred on September 30, 1995. The pro forma information should be read in conjunction with the Company's historical combined financial statements.


                                                                    September 30, 1995
                                                                    ------------------
                                                                                                  Pro Forma
                                                                              Pro Forma         Consolidated
                                                Genesis        McKerley      Adjustments           Results
                                                -------        --------      -----------           -------
Current assets                                  $191,057       $ 7,388        $    88 (A)         $198,533
Property, plant and equipment, net               243,661        31,550          9,265 (C)          284,476
Other assets                                     165,671         3,965         36,824 (C)          206,460
                                                --------       -------        -------             --------
Total assets                                    $600,389       $42,903        $46,177             $689,469
                                                --------       -------        -------             --------


Current liabilities                             $ 56,943       $ 9,742        $ 2,905 (A)(B)      $ 69,590
Long term debt, excluding current
  maturities                                     308,052        34,943         41,428 (A)          384,423
Other liabilities                                 13,846            62             --               13,908
Shareholders' equity                             221,548        (1,844)         1,844              221,548
                                                --------       -------        -------             --------
Total liabilities and shareholders' equity      $600,389       $42,903        $46,177             $689,469
                                                --------       -------        -------             --------



A) The McKerley Transaction was financed from borrowings of $68,000,000 under the Company's bank credit facility which includes the repayment of existing McKerley indebtedness of $27,267,000. The net increase in debt of $40,733,000 is reflected as a pro forma adjustment. The following pro forma adjustment reflects the net impact of the financing of the McKerley
     Transaction:


                                                         (In thousands)
       Current assets                                        $    88
       Current liabilities                                      (695)
       Long-term debt                                        $41,428
                                                             -------

B) Transaction costs which include professional fees, duplicative salary costs and severance and certain costs incurred or to be incurred in order to consummate the transaction have been accrued in the amount of $3,600,000. The following pro forma adjustment was recorded to accrue these costs:

                                                         (In thousands)
       Current liabilities                                   $ 3,600
                                                             -------

C) Purchase accounting adjustments include the following allocations:

                                                         (In thousands)
       Property, plant and equipment                         $ 9,265
       Other assets                                            1,000
       Goodwill                                              $36,824
                                                             -------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENESIS HEALTH VENTURES, INC.



                              By:  /s/ George V. Hager, Jr.
                                   -------------------------------------------
                                   George V. Hager, Jr., Senior Vice President
                                   and Chief Financial Officer



Date:  May 20, 1996